Exhibit 10.27

First amendmemt to

loan and security agreement

ExWorks Capital Fund I, L.P., a Delaware limited partnership (“ExWorks”) and Hightimes Holding Corp., a Delaware corporation (“Parent”), Trans-High Corporation, a New York corporation (“Trans-High”), High Times Productions, Inc., a New York corporation, Cannabis Business Digital, LLC, a New York limited liability company, High Times, Inc., a New York corporation, New Morning Productions, Inc., a New York corporation, Hemp Times, Inc., a New York corporation, Planet Hemp, Inc., a New York corporation, The Hemp Company of America. Inc., a New York corporation, High Times Cannex Corp., a New York corporation, and High Times Press, Inc., a New York corporation (together with Parent and Trans-High, the “Borrowers” or individually, a “Borrower”), enter into this First Amendment to Loan and Security Agreement (this “Amendment”) or August 7, 2017.

Background

A.    Borrowers and Lender are parties to a Loan and Security Agreement dated as of February 27, 2017 (the “Agreement”). Unless defined in this Amendment, capitalized terms have the meanings set forth In the Agreement and references to “Sections” are to sections of the Agreement.

B.    Borrowers have requested certain amendments to the Agreement

NOW, THEREFORE. for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Terms and conditions

1.     Amendments.

(A).          Section 1.5 is amended in its entirety to read as follows:

Unless this Agreement is sooner terminated upon the occurrence of an Event of Default, this Agreement will expire on either: (i) February 28, 2018 (the “Initial Term”), or (ii) if the Extension Conditions are satisfied, on August 28, 2018 (the “Extended Term’). The Term may be extended by the mutual written agreement of Lender and Borrowers.

(B). The following definitions are added to Section 2 in the appropriate alphabetical order:

“Extension Conditions” mean:

(a)    not later than January 29, 2018, Borrowers notify Lender in writing of their intent to exercise the Extension Option; and

(b)    no Default or Event of Default has occurred and is continuing beyond any applicable grace or cure period.

“Extension Option” means Borrowers’ option to extend the Term by up to six (6) months.

“First Amendment” means the First Amendment to Loan and Security Agreement, dated on or about August 7], 2017.

“Term” means either: (i) the Initial Term, if the Extension Conditions are not satisfied, or (ii) the Extended Tenn, if the Extension Conditions are satisfied.

2.    Amended Fee Letter. Simultaneous with execution of this Amendment, Borrower will execute and deliver to Lender an Amended and Restated Fee Letter, dated on or about the date of this Amendment (the “Amended Fee Letter” or the “Fee Letter” as defined in the Agreement). The Amended Fee Letter amends, restates and replaces, but does not extinguish the obligations under, the Fee Letter dated as of February 27, 2017, between the Borrowers and Lender (the “Original Fee Letter”). Any references in any Loan Documents to the Original Fee Letter will be deemed to be references to the Amended Fee Letter.

3.     Condition Precedent. It is a condition precedent to the effectiveness of this Amendment that the Guarantor executes and delivers the Reaffirmation attached as Exhibit A.

4.     General Terms.

(A)     Except as amended hereby, each Borrower reaffirms and ratifies all of its obligations under the Agreement and remakes, as of the date of this Amendment, all representations and warranties in the Agreement. Each Borrower also represents and warrants that no Event of Default has occurred and is continuing and that each Borrower is unaware of any facts or circumstances which, with the passage of time or the giving of notice, would be an Event of Default.

(B)      This document contains the entire agreement of the parties in connection with the subject matter of this Amendment and cannot be changed or terminated orally.

(C)      The individuals signing on behalf of each of the parties represents that all necessary company action to authorize them to enter into this Amendment has been taken, including, without limitation, any board of directors or shareholder approvals or resolutions necessary to authorize execution of this Amendment.

(D)      This Amendment may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of such counterparts together will constitute but one and the same agreement. Further, .pdf and other electronic copies of signatures will be treated as original signatures for all purposes.

(E)      If there is an express conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment will govern and control.

(F)      This Amendment will be deemed to be part of, and governed by the terms of, the Agreement.

[End of First Amendment to Loan and Security Agreement – Signature page follows]

[First Signature page to First Amendment to Loan and Security Agreement]

LENDER:

EXWORKS CAPITAL FUND I, L.P.,
a Delaware limited partnership

By:	/s/ Andrew D. Hall
Name:	Andrew D. Hall
Title:	Chief Credit Officer

BORROWERS:

HIGHTIMES HOLDING CORP.,
a Delaware corporation

By:	/s/ Adam E. Levin
Name:	Adam E. Levin
Title:	Chairman and Chief Executive Officer

TRANS-HIGH CORPORATION,
a New York corporation

By:	/s/ Adam E. Levin
Name:	Adam E. Levin
Title:	Authorized Officer

HIGH TIMES PRODUCTIONS, INC.,
a New York corporation

By:	/s/ Adam E. Levin
Name:	Adam E. Levin
Title:	Authorized Officer

CANNABIS BUSINESS DIGITAL, LLC,
a New York limited liability company

By:	/s/ Adam E. Levin
Name:	Adam E. Levin
Title:	Authorized Officer

[Second Signature page to First Amendment to Loan and Security Agreement]

HIGH TIMES, INC.,
a New York corporation

By:
Name:
Title:

NEW MORNING PRODUCTIONS, INC.,
a New York corporation

By:
Name:
Title:

HEMP TIMES, INC.,
a New York corporation

By:
Name:
Title:

PLANET HEMP, INC.,
a New York corporation

By:
Name:
Title:

THE HEMP COMPANY OF AMERICA, INC.,
a New York corporation

By:
Name:
Title:

[Third Signature page to First Amendment to Loan and Security Agreement]

HIGH TIMES CANNEX CORP.,
a New York corporation

By:
Name:
Title:

HIGH TIMES PRESS, INC.,
a New York corporation

By:
Name:
Title:

EXHIBIT A

REAFFIRMATION OF LOAN DOCUMENTS

While not a party to the foregoing First Amendment to Loan and Security Agreement (the “Amendment”), the undersigned guaranteed payment of the obligations of Hightimes Holding Corp., a Delaware corporation (“Parent”), Trans-High Corporation, a New York corporation (“Trans-High”), High Times Productions, Inc., a New York corporation, Cannabis Business Digital, LLC, a New York limited liability company, High Times, Inc., a New York corporation, New Morning Productions, Inc., a New York corporation, Hemp Times, Inc., a New York corporation, Planet Hemp, Inc., a New York corporation, The Hemp Company of America, Inc., a New York corporation, High Times Cannex Corp., a New York corporation, and High Times Press, Inc., a New York corporation (together with Parent and Trans-High, the “Borrowers” or individually, a “Borrower”), owing to ExWorks Capital Fund I, L.P (“Lender”) pursuant to the terms of a Limited Guaranty dated as of February 27, 2017 (the “Guaranty”). To induce Lender to enter into the Amendment, the undersigned (1) acknowledges and agrees that the Guaranty remains in full force and effect and is hereby ratified, confirmed and approved; (2) consents to all of the terms and conditions of the Amendment; and (3) acknowledges and agrees that the fact that Lender has sought this reaffirmation does not create any obligation, right, or expectation that Lender will seek their consent to or reaffirmation with respect to any other or further agreements or modifications to the relationship between Lender and Borrowers or any other party.

AEL IRREVOCABLE TRUST AGREEMENT

By:
Edwin Hur, Trustee

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
)ss.
COUNTY OF________	)

On ____________________ before me, ___________________________, a Notary Public, personally appeared _____________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary Public

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